EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of June 9, 2014 (this “Amendment”), among TCPC Funding I, LLC, a Delaware limited liability company (the “Borrower”), Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”), Saratoga Funding Corp., LLC, as a conduit lender and as an uncommitted lender (the “Conduit Lender”), Deutsche Bank AG, New York Branch, as agent for the Lender Groups (the “Agent”) and as a committed lender (the “Committed Lender”) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of May 15, 2013 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Facility Amount” and inserting in lieu thereof the following:

““Facility Amount” means (a) prior to the earlier to occur of August 13, 2013 and the end of the Revolving Period, $25,000,000, (b) on and after August 13, 2013 and prior to the earlier to occur of September 10, 2013 and the end of the Revolving Period, $50,000,000, (c) on and after September 10, 2013 and prior to the earlier to occur of March 15, 2014 and the end of the Revolving Period, $100,000,000, (d) on and after March 15, 2014 and prior to the earlier to occur of June 9, 2014 and the end of the Revolving Period, $150,000,000, (e) on and after June 9, 2014 and prior to the end of the Revolving Period, $200,000,000, unless this amount is permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8, in which event it means such lower or higher amount and (f) after the end of the Revolving Period, the Advances outstanding.”

SECTION 2.2. Amendment to Section 2.8 of the Loan Agreement. Section 2.8 of the Loan Agreement is hereby amended by deleting “$200,000,000.00” where it appears therein and inserting “$250,000,000.00” in lieu thereof.

SECTION 2.3. Amendment to Signature Pages to the Loan Agreement. The signature page of Deutsche Bank AG, New York Branch, as Committed Lender, on and after June 9, 2014 shall be replaced with its signature page hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent;

(b) the Administrative Agent’s receipt of a legal opinion of Sutherland Asbill & Brennan LLP, counsel for the Borrower and the Investment Manager, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request;

(c) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable Office Body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary; and

(d) the execution and delivery of Amendment No. 3 to Fee Letter by the Borrower and the Administrative Agent.

ARTICLE IV

Miscellaneous

Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

TCPC FUNDING I, LLC, as Borrower By: Tennenbaum Capital Partners, LLC Its: Investment Manager
By:_/s/ David Hollander_____________________ Name: David Hollander Title: Managing Partner

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent
By:_/s/ Amit Patel_________________ Name: Amit Patel Title: Director
By:____________ Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian
By:_/s/ Michael Roth_____________________ Name: Michael Roth Title: V.P.

SARATOGA FUNDING Corp., LLC, as Conduit Lender and as Uncommitted Lender
By:_/s/ Irina Khaimova____________________ Name: Irina Khaimova Title: Vice President

Commitment: Initially, $25,000,000, on and after August 13, 2013 and prior to September 10, 2013, $50,000,000, on and after September 10, 2013 and prior to March 15, 2014, $100,000,000, on and after March 15, 2014 and prior to June 9, 2014, $150,000,000, and on and after June 9, 2014, $200,000,000	DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender
By:_/s/ Amit Patel_______________________ Name: Amit Patel Title: Director
By:________________ Name: Title: